Exhibit 99.2

Corporate Communications
817-967-1577
mediarelations@aa.com

FOR RELEASE: Monday, December 9, 2013

AMERICAN AIRLINES GROUP ANNOUNCES EQUITY DISTRIBUTION UPDATE

FORT WORTH, Texas – Today’s consummation of the merger between AMR Corporation and US Airways Group, Inc. and the effectiveness of AMR’s Plan of Reorganization (the “Plan”) will result in the distribution of American Airlines Group Inc. common stock (NASDAQ: AAL) and convertible preferred stock (NASDAQ: AALCP) to equity holders, creditors and employees of AMR Corporation.

American Airlines Group Inc. has determined that holders of AMR common stock (formerly traded under the symbol: “AAMRQ”) will receive, for each share of AMR common stock, an initial distribution of approximately 0.0665 shares of AAL in connection with the occurrence of the effective date of the Plan. AAMRQ holders may in the future receive additional distributions based on the trading price of AAL common stock during the 120 day period after the effective date and the total amount of allowed claims, in each case, in accordance with the terms of the Plan.

Additional Information and Where to Find It

For questions about distributions under the Plan, please visit www.amrcaseinfo.com.

For information about American Airlines Group Inc., including financial information, corporate governance and its SEC filings, please visit www.aa.com/investorrelations.

About American Airlines Group

American Airlines Group (NASDAQ: AAL) is the holding company for American Airlines and US Airways. Together with American Eagle and US Airways Express, the airlines operate an average of nearly 6,700 flights per day to 339 destinations in 54 countries from hubs in Charlotte, Chicago, Dallas/Fort Worth, Los Angeles, Miami, New York, Philadelphia, Phoenix and Washington, D.C. American’s AAdvantage and US Airways’ Dividend Miles programs allow members to earn and redeem miles for travel and everyday purchases as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. A founding member of the oneworld® alliance, American Airlines and its members and members-elect, serve 981 destinations with 14,244 daily flights to 151 countries. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines and follow US Airways on Twitter @USAirways and on Facebook.com/USAirways.

American Airlines Group Equity Distribution Update

Dec. 9, 2013

Cautionary Statement Regarding Forward-Looking Statements and Information

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on the Company’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and the Company generally, including those set forth in the filings of US Airways and the Company with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither the Company nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

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